EXHIBIT 99.1

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-7,
                   Asset-Backed Certificates, Series 2005-7

GSAA-05-07 Termsheet - Price/Yield - AV1
Assumption : Priced at Call/ Flat 1 month Libor at 3.09
Balance                          $310,040,000.00    Delay            0
Coupon                           3.18               Dated            6/29/2005
Settle                           6/29/2005          First Payment    7/25/2005

                   Priced at Par             50 PPC           75 PPC           100 PPC           125 PPC          150 PPC
                           Yield             3.2011           3.2011            3.2011            3.2011           3.2011
                     Disc Margin             9.0000           9.0000            9.0000            9.0000           9.0000
                             WAL               1.93             1.32              1.00              0.81             0.67
                        Mod Durn               1.85             1.28              0.98              0.79             0.66
                Principal Window      07/05 - 08/09    07/05 - 03/08     07/05 - 07/07     07/05 - 02/07    07/05 - 10/06

                       LIBOR_1MO             3.0900           3.0900            3.0900            3.0900           3.0900
               Servicer Advances               100%             100%              100%              100%             100%
             Optional Redemption           Call (Y)         Call (Y)          Call (Y)          Call (Y)         Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-07 Termsheet - Price/Yield - AF2
Assumption : Priced at Call/ Flat 1 month Libor at 3.09
Balance                           $163,530,000.00     Delay             24
Coupon                            4.494               Dated             6/1/2005
Settle                            6/29/2005           First Payment     7/25/2005

                    Priced at Par              50 PPC            75 PPC           100 PPC           125 PPC           150 PPC
                            Yield              4.4829            4.4556            4.4273            4.3952            4.3652
                              WAL                6.69              4.17              3.00              2.28              1.86
                         Mod Durn                5.61              3.71              2.74              2.12              1.75
                 Principal Window       08/09 - 02/16     03/08 - 08/11     07/07 - 10/09     02/07 - 09/08     10/06 - 12/07

                        LIBOR_1MO              3.0900            3.0900            3.0900            3.0900            3.0900
                Servicer Advances                100%              100%              100%              100%              100%
              Optional Redemption            Call (Y)          Call (Y)          Call (Y)          Call (Y)          Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-07 Termsheet - Price/Yield - AF3
Assumption : Priced at Call/ Flat 1 month Libor at 3.09
Balance                           $47,499,000.00    Delay             24
Coupon                            4.861             Dated             6/1/2005
Settle                            6/29/2005         First Payment     7/25/2005

                    Priced at Par            50 PPC            75 PPC           100 PPC          125 PPC           150 PPC
                            Yield            4.8747            4.8587            4.8360           4.8137            4.7799
                              WAL             12.28              7.67              5.00             3.74              2.70
                         Mod Durn              9.04              6.25              4.34             3.34              2.48
                 Principal Window     02/16 - 07/19     08/11 - 01/15     10/09 - 04/11    09/08 - 09/09     12/07 - 06/08

                        LIBOR_1MO            3.0900            3.0900            3.0900           3.0900            3.0900
                Servicer Advances              100%              100%              100%             100%              100%
              Optional Redemption          Call (Y)          Call (Y)          Call (Y)         Call (Y)          Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-07 Termsheet - Price/Yield - AF4
Assumption : Priced at Call/ Flat 1 month Libor at 3.09
Balance                           $66,538,000.00    Delay             24
Coupon                            5.173             Dated             6/1/2005
Settle                            6/29/2005         First Payment     7/25/2005

                    Priced at Par            50 PPC            75 PPC           100 PPC           125 PPC            150 PPC
                            Yield            5.1947            5.1848            5.1711            5.1542             5.1337
                              WAL             14.63             10.27              7.31              5.40               4.11
                         Mod Durn             10.03              7.79              5.94              4.60               3.61
                 Principal Window     07/19 - 02/20     01/15 - 10/15     04/11 - 03/13     09/09 - 07/11      06/08 - 05/10

                        LIBOR_1MO            3.0900            3.0900            3.0900            3.0900             3.0900
                Servicer Advances              100%              100%              100%              100%               100%
              Optional Redemption          Call (Y)          Call (Y)          Call (Y)          Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-07 Termsheet - Price/Yield - AF5
Assumption : Priced at Call/ Flat 1 month Libor at 3.09
Balance                          $65,290,000.00    Delay            24
Coupon                           4.774             Dated            6/1/2005
Settle                           6/29/2005         First Payment    7/25/2005

                   Priced at Par            50 PPC           75 PPC           100 PPC          125 PPC           150 PPC
                           Yield            4.7708           4.7659            4.7612           4.7537            4.7443
                             WAL              7.73             6.89              6.25             5.44              4.68
                        Mod Durn              6.24             5.69              5.25             4.67              4.10
                Principal Window     07/08 - 02/20    07/08 - 10/15     08/08 - 03/13    09/08 - 07/11     11/08 - 05/10

                       LIBOR_1MO            3.0900           3.0900            3.0900           3.0900            3.0900
               Servicer Advances              100%             100%              100%             100%              100%
             Optional Redemption           Call (Y)         Call (Y)          Call (Y)         Call (Y)          Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.